Exhibit 99.1
Quarterly Statistics

	First	Second	Third	Fourth	Year

Sales (in thousands)
2000	$1,006,472	$924,164	$1,059,415	$1,492,645	$4,482,696
1999	900,949	852,538	970,236	1,392,669	4,116,392
1998	675,274	607,097	743,661	1,216,890	3,242,922
1997	569,145	538,012	637,895	946,388	2,691,440
1996	463,029	425,838	524,175	829,591	2,242,633
1995	389,763	364,061	425,483	628,824	1,808,131
1994	322,846	303,203	358,159	523,821	1,508,029
1993	252,508	242,277	282,817	439,191	1,216,793
1992	215,814	197,053	239,751	349,709	1,002,327
1991	165,467	153,619	185,041	313,835	817,962
1990	143,264	133,515	155,007	239,939	671,725

Sales Increase Over Prior Year
2000	11.7%	8.4%	9.2%	7.2%	8.9%
1999	33.4%	40.4%	30.5%	14.4%	26.9%
1998	18.6%	12.8%	16.6%	28.6%	20.5%
1997	22.9%	26.3%	21.7%	21.1%	22.7%
1996	18.8%	17.0%	23.2%	24.3%	21.4%
1995	20.7%	20.1%	18.8%	20.0%	19.9%
1994	27.9%	25.1%	26.6%	19.3%	23.9%
1993	17.0%	23.0%	18.0%	25.6%	21.4%
1992	30.4%	28.3%	29.6%	11.4%	22.5%
1991	15.5%	15.1%	19.4%	30.8%	21.8%
1990	26.2%	23.3%	22.9%	27.6%	25.4%

Increase in Comparable Store Sales - Rolling 13 Periods
2000	7%	4%	6%	3%	5%
1999	3%	9%	6%	5%	5%
1998	8%	2%	2%	1%	3%
1997	7%	10%	8%	10%	9%
1996	6%	4%	9%	8%	7%
1995	8%	8%	6%	7%	7%
1994	15%	11%	11%	5%	10%

Increase in Comparable Store Sales - Static Basis
2000	7%	3%	5%	2%	4%
1999	3%	8%	3%	2%	4%
1998	7%	2%	2%	0%	2%
1997	7%	10%	7%	8%	8%
1996	5%	3%	8%	7%	6%
1995	8%	7%	5%	5%	6%
1994	14%	10%	10%	3%	9%
1993	7%	12%	6%	11%	9%
1992	20%	18%	19%	8%	15%
1991	9%	8%	13%	16%	12%
1990	12%	11%	10%	17%	13%
	First	Second	Third	Fourth	Year
Net Earnings (in thousands)
2000	$56,044	$39,061	$67,265	$105,220	$267,590
1999	51,300	36,039	58,735	98,709	244,783
1998	47,546	34,354	53,940	92,063	227,903
1997	37,975	29,407	46,103	81,523	195,008
1996	34,797	27,324	37,605	67,439	167,165
1995	27,634	23,836	32,414	54,897	138,781
1994	22,020	20,935	28,208	45,223	116,386
1993	17,119	16,030	19,849	33,937	86,935
1992	12,584	10,821	14,337	25,546	63,288
1991	7,432	5,823	9,667	21,229	44,151
1990	3,650	1,988	5,319	12,537	23,494

Net Earnings Percent to Sales
2000	5.6%	4.2%	6.3%	7.0%	6.0%
1999	5.7%	4.2%	6.1%	7.1%	5.9%
1998	7.0%	5.7%	7.3%	7.6%	7.0%
1997	6.7%	5.5%	7.2%	8.6%	7.2%
1996	7.5%	6.4%	7.2%	8.1%	7.5%
1995	7.1%	6.5%	7.6%	8.7%	7.7%
1994	6.8%	6.9%	7.9%	8.6%	7.7%
1993	6.8%	6.6%	7.0%	7.7%	7.1%
1992	5.8%	5.5%	6.0%	7.3%	6.3%
1991	4.5%	3.8%	5.2%	6.8%	5.4%
1990	2.5%	1.5%	3.4%	5.2%	3.5%

Earnings per Share
2000	$0.40	$0.28	$0.50	$0.84	$2.00
1999	0.34	0.24	0.39	0.67	1.63
1998	0.31	0.22	0.35	0.60	1.48
1997	0.25	0.19	0.30	0.53	1.28
1996	0.23	0.18	0.25	0.44	1.11
1995	0.19	0.16	0.22	0.37	0.93
1994	0.15	0.14	0.19	0.30	0.78
1993	0.12	0.11	0.13	0.23	0.59
1992	0.09	0.07	0.10	0.17	0.43
1991	0.06	0.05	0.07	0.15	0.33
1990	0.03	0.02	0.04	0.10	0.19

Gross Margin
2000	41.9%	42.0%	42.5%	41.6%	41.9%
1999	41.8%	41.5%	42.1%	42.5%	42.1%
1998	41.5%	41.8%	41.8%	41.7%	41.7%
1997	42.2%	42.2%	42.2%	41.8%	42.1%
1996	41.7%	41.3%	41.1%	42.2%	41.7%
1995	40.7%	40.9%	41.6%	42.3%	41.5%
1994	40.6%	40.9%	40.9%	42.0%	41.2%
1993	40.2%	39.6%	39.3%	40.1%	39.8%
1992	39.1%	39.5%	39.3%	40.9%	39.8%
1991	39.5%	38.4%	39.7%	41.1%	39.9%
1990	35.7%	34.4%	38.7%	40.8%	37.9%

Notes

- EPS Adjusted for a two-for-one stock split paid January 31, 1992 and a two-for-one stock split paid April 20, 1994.

- 4th Quarter of 1991 & 1996 are 17-week quarters compared to 16 weeks in all other years. Sales increases have been adjusted to exclude the extra week.

	First	Second	Third	Fourth	Year
Operating Expenses Percent to Sales
2000	31.4%	33.4%	30.5%	28.2%	30.5%
1999	31.8%	33.6%	31.4%	30.2%	31.5%
1998	29.9%	32.2%	29.7%	29.0%	29.9%
1997	31.3%	33.0%	30.1%	27.7%	30.1%
1996	29.8%	31.1%	29.6%	29.0%	29.7%
1995	29.1%	30.2%	29.1%	28.0%	28.9%
1994	29.5%	29.6%	27.9%	27.9%	28.6%
1993	29.2%	29.2%	28.0%	27.4%	28.3%
1992	29.6%	30.4%	29.4%	29.0%	29.5%
1991	30.8%	30.8%	30.1%	29.7%	30.2%
1990	29.7%	30.0%	31.3%	31.0%	30.6%

Operating Profit Percent to Sales
2000	10.5%	8.7%	12.0%	13.4%	11.4%
1999	10.0%	7.9%	10.8%	12.3%	10.5%
1998	11.6%	9.6%	12.2%	12.7%	11.8%
1997	10.9%	9.1%	12.0%	14.1%	11.9%
1996	12.0%	10.2%	11.5%	13.2%	12.0%
1995	11.7%	10.8%	12.5%	14.3%	12.6%
1994	11.1%	11.3%	13.0%	14.2%	12.6%
1993	11.0%	10.4%	11.3%	12.7%	11.5%
1992	9.5%	9.1%	9.8%	11.9%	10.3%
1991	8.7%	7.6%	9.6%	11.3%	9.7%
1990	6.0%	4.4%	7.3%	9.8%	7.3%

Net Auto Parts Stores Opened /Acquired
2000 (2)	85	41	17	61	204
1999 (1)	(34)	77	(5)	16	54
1998	44	52	177	656	929
1997	54	39	62	150	305
1996	50	58	47	125	280
1995	38	49	39	84	210
1994	31	34	22	63	150
1993	13	8	24	60	105
1992	8	12	7	53	80
1991	7	8	14	31	60
1990	4	12	13	5	34

Total Domestic Auto Parts Stores
2000	2,796	2,837	2,854	2,915	2,915
1999 (1)	2,623	2,700	2,695	2,711	2,711
1998	1,772	1,824	2,001	2,657	2,657
1997	1,477	1,516	1,578	1,728	1,728
1996	1,193	1,251	1,298	1,423	1,423
1995	971	1,020	1,059	1,143	1,143
1994	814	848	870	933	933
1993	691	699	723	783	783
1992	606	618	625	678	678
1991	545	553	567	598	598
1990	508	520	533	538	538

(1) FY1999 opened 245 new stores and closed 191 stores(including 177 Chiefs).

(2) FY2000 closed four stores, including two former Chief stores.

	First	Second	Third	Fourth	Year
Total Domestic Auto Parts Store Square Footage (in thousands)
2000	17,935	18,169	18,269	18,719	18,719
1999	16,520	17,087	17,255	17,405	17,405
1998	11,926	12,293	13,457	16,499	16,499
1997	9,813	10,090	10,525	11,611	11,611
1996	7,835	8,253	8,583	9,437	9,437
1995	6,217	6,557	6,832	7,480	7,480
1994	5,084	5,323	5,472	5,949	5,949
1993	4,146	4,204	4,376	4,839	4,839
1992	3,523	3,608	3,668	4,043	4,043
1991	3,087	3,128	3,244	3,458	3,458
1990	2,782	2,873	2,985	3,031	3,031

Average Domestic Auto Parts Store Square Footage
2000	6,415	6,404	6,401	6,422	6,422
1999	6,298	6,329	6,403	6,420	6,420
1998	6,730	6,739	6,725	6,210	6,210
1997	6,644	6,656	6,670	6,719	6,719
1996	6,567	6,597	6,612	6,632	6,632
1995	6,403	6,428	6,451	6,547	6,547
1994	6,246	6,277	6,290	6,376	6,376
1993	6,000	6,014	6,053	6,180	6,180
1992	5,814	5,838	5,869	5,963	5,963
1991	5,664	5,656	5,721	5,783	5,783
1990	5,477	5,525	5,600	5,634	5,634

Sales per Average Auto Parts Store (in thousands)
2000	$349	$312	$354	$493	$1,517
1999	326	306	343	493	1,465
1998	383	338	385	491	1,568
1997	389	355	408	567	1,691
1996	396	348	411	568	1,702
1995	409	366	409	571	1,742
1994	404	365	417	581	1,758
1993	369	349	398	583	1,666
1992	358	322	386	537	1,570
1991	306	280	330	507	1,408
1990	283	260	294	448	1,289

Sales per Average Square Foot
2000	$54	$49	$55	$77	$236
1999	52	48	54	77	232
1998	57	50	57	77	238
1997	59	53	61	85	253
1996	60	53	62	86	258
1995	64	57	64	88	269
1994	65	58	66	92	280
1993	62	58	66	95	274
1992	62	55	66	91	267
1991	54	49	58	88	246
1990	52	47	53	80	232

	First	Second	Third	Fourth	Year
Commercial Store Count
2000	1,386	1,389	1,380	1,486	1,486
1999	1,370	1,349	1,354	1,377	1,377
1998	1,282	1,275	1,323	1,385	1,385
1997	1,436	1,275	1,256	1,265	1,265
1996	67	280	519	1,183	1,183
1995	0	0	0	3	3

Total International Auto Parts Store Count
2000	8	11	13	13	13
1999			4	6	6
Heavy Duty Truck Parts Store Count
2000	46	47	48	49	49
1999	43	43	43	46	46
1998				43	43

Historical Trend - Store Growth

AutoZone Stores by State

													Net
													Additions	Total
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2000
Alabama	35	37	38	38	40	41	49	60	74	77	79	82	1	83
Arizona	39	41	41	42	42	43	46	47	52	64	70	74	1	75
Arkansas	19	22	22	24	25	25	29	33	37	39	46	46	1	47
California										8	436	374	15	389
Colorado				11	17	18	20	21	24	32	37	38	1	39
Connecticut											20	20	1	21
Delaware											3	4	2	6
District of Columbia											1	6		6
Florida	18	23	26	29	29	29	34	35	61	82	116	132	11	143
Georgia	16	17	17	17	28	38	58	72	87	96	100	100	1	101
Illinois	9	9	10	11	19	27	32	36	43	56	81	103	24	127
Indiana			3	9	20	34	41	54	66	85	93	96	5	101
Iowa										10	13	22	7	29
Kansas								1	7	31	43	41	2	43
Kentucky	5	12	14	17	19	20	29	31	42	48	53	55	1	56
Louisiana	38	41	43	45	49	51	58	62	68	70	73	78	5	83
Maine													3	3
Maryland										1	9	14	7	21
Massachusetts											52	52	1	53
Michigan						8	9	9	9	27	63	83	21	104
Mississippi	25	26	26	28	30	33	35	45	58	61	62	66	1	67
Missouri	22	23	24	24	25	26	30	40	56	72	80	80	2	82
Nebraska													8	8
Nevada										1	34	26	2	28
New Hampshire											10	10	1	11
New Jersey												9		9
New Mexico	8	13	14	15	16	18	19	20	22	23	24	24	5	29
New York										11	42	69	16	85
North Carolina	28	31	36	37	38	46	51	59	79	87	92	94	3	97
Ohio			4	6	22	37	54	95	138	166	174	179	2	181
Oklahoma	4	15	16	19	25	33	36	47	56	60	62	62	1	63
Oregon													2	2
Pennsylvania									10	28	41	60	10	70
Rhode Island											12	13		13
South Carolina	19	19	19	20	21	21	24	35	41	49	50	51		51
Tennessee	60	60	62	67	69	72	79	87	102	106	110	109	2	111
Texas	95	115	122	130	134	152	173	211	239	264	382	335	13	348
Utah			1	9	9	9	11	15	15	19	20	20	1	21
Vermont											1	1		1
Virginia						1	10	18	23	34	41	49	4	53
West Virginia							4	8	12	13	14	14	1	15
Wisconsin					1	1	1	1	1	5	15	17	18	35
Wyoming							1	1	1	3	3	3	2	5
	------	------	------	------	------	------	------	--------	--------	--------	--------	--------	------	--------
Total	440	504	538	598	678	783	933	1,143	1,423	1,728	2,657	2,711	204	2,915

Store Development

Stores Opened, Replaced, and Closed

	2000	1999	1998	1997	1996
Beginning Stores	2711	2657	1728	1423	1143
New Stores	208	167	275	308	280
Stores Acquired, net of closings		78	654
Closed Stores	(4)	(191)		(3)	0
Ending Stores	2915	2711	2657	1728	1423

Replaced Stores*	30	59	12	17	31

*Replaced Stores are either relocations or conversions of existing smaller stores to larger formats. 1999 includes 18 stores replaced by acquired Pep Express locations.

Average Cost to Build a Store

	2000	1999
Land	$377,100	$284,300
Building	594,800	585,700
Equipment, etc.	125,600	127,400

Total Cost	$1,097,500	$997,400

Stores Owned vs. Leased

	2000		1999
	Stores	%	Stores	%
Leased stores	1,216	42%	1,193	44%
Owned stores	1,699	58%	1,518	56%

	2,915	100%	2,711	100%